Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2019
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets
6. Goodwill and Intangible Assets
In January 2020,Teekay Tankers reached an agreement to sell the non-US portion of its ship-to-ship support services business and its LNG terminal management business for $26 million, subject to adjustment for the final amounts of cash and other working capital present on the closing date. The sale is expected to close in the second quarter of 2020. All related assets to these businesses, including associated goodwill of $5.6 million and intangible assets of $6.9 million are classified as held-for-sale as at December 31, 2019 (see Note 24).
Goodwill
The carrying amount of goodwill for the years ended December 31, 2019 and 2018, for the Company’s reportable segments are as follows:

	Teekay LNG – Liquefied Gas Segment $	Conventional Tanker Segment $	Total $
Balance as of December 31, 2018	35,631	8,059	43,690
Decrease due to reclass of goodwill held for sale	—	(5,632)	(5,632)
Balance as of December 31, 2019	35,631	2,427	38,058

Intangible Assets
As at December 31, 2019, the Company’s intangible assets consisted of:

	Gross Carrying Amount $	Accumulated Amortization $	Net Carrying Amount $
Customer contracts	192,938	(149,558)	43,380
Customer relationships	3,208	(663)	2,545
	196,146	(150,221)	45,925

As at December 31, 2018, the Company’s intangible assets consisted of:

	Gross Carrying Amount $	Accumulated Amortization $	Net Carrying Amount $
Customer contracts	193,194	(140,756)	52,438
Customer relationships	22,500	(10,875)	11,625
Off-market in-charter contracts (1)	17,900	(4,190)	13,710
	233,594	(155,821)	77,773

(1)
Represents the off-market in-charter contracts between the Company and Altera for two FSO units. On January 1, 2019, upon the adoption of ASU 2016-02, the existing carrying value of the Company's chartered-in vessels was reclassified from other intangible assets to a right-of-use asset.

Aggregate amortization expense of intangible assets for the year ended December 31, 2019, was $11.3 million (2018 – $15.2 million, 2017 – $14.0 million), including $11.3 million presented in depreciation and amortization (2018 – $12.0 million, 2017 – $13.1 million), and $nil presented in time-charter hire expenses (2018 – $3.2 million, 2017 – $0.9 million) as a result of the adoption of ASU 2016-02 on January 1, 2019 (see Note 1). Amortization of intangible assets following 2019 is expected to be $9.4 million (2020), $9.4 million (2021), $8.8 million (2022), $6.6 million (2023), $4.9 million (2024) and $6.9 million (thereafter).

In 2015, Teekay Tankers acquired a ship-to-ship transfer business (previously referred to as SPT and now known as Teekay Marine Solutions or TMS) from a company jointly owned by Teekay Corporation and a Norway-based marine transportation company, I.M. Skaugen SE and recognized goodwill and intangible assets relating to customer relationships at the time of acquisition.